EXHIBIT 99.3

                      FIRST AMENDMENT TO PURCHASE AGREEMENT

        This First Amendment to Purchase Agreement is dated as of October 8, 2004 (this "First Amendment") by and between PRIME GROUP REALTY, L.P., a Delaware limited partnership (hereinafter referred to as "Seller"), and CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust (hereinafter referred to as "Purchaser"). Capitalized terms used herein shall have the same meaning as in the Agreement identified in the first recital.


                                    RECITALS

        WHEREAS, the parties hereto entered into that certain Purchase Agreement dated as of August 2, 2004, for the purchase and sale of numerous parcels of land and the improvements thereon, all as more particularly described in the Purchase Agreement (the "Agreement"); and

        WHEREAS, the parties have now agreed to make certain changes in the Agreement consistent herewith.

        NOW, THEREFORE, in consideration of the mutual promises set forth herein, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Section 3B of the Agreement is hereby modified by deleting the third sentence thereof and inserting the following in lieu thereof: "The Earnest Money shall be applied toward the Purchase Price of the Pool B-1 Projects (as hereinafter defined) at the Final Closing (as hereinafter defined)."

        2. Section 3E of the Agreement is hereby modified by deleting the phrase "within sixty (60) days after the Loan Assumption Requests have been property submitted by Seller in accordance with the CIBC Documents" and inserting the following in lieu thereof: "on or before the applicable Closing Date."

        3. Section 4A of the Agreement is hereby deleted and the following inserted in lieu thereof: "Subject to the satisfaction or waiver of the conditions precedent contained in this Agreement, the consummation of the sale of all Projects other than those Projects (the "Pool B-1 Projects") identified on Exhibit H as being encumbered as part of Pool B-1 of the CIBC Debt (herein referred to as the "Initial Closing") shall occur on the date hereof (the "Initial Closing Date"). The consummation of the sale of the Pool B-1 Projects (the "Final Closing") shall occur on the date two (2) business days after the date on which all conditions to the CIBC Debt Assumption Approval are satisfied with respect to Pool B-1 of the CIBC Debt but in no event later than November 15, 2004 (the "Final Closing Date"). The Initial Closing and the Final Closing are each sometimes referred to herein as a "Closing." The Initial Closing Date and the Final Closing Date are each sometimes referred to herein as a "Closing Date." The Closing shall take place at the downtown offices of the Title Company, or such other place as the parties may agree."

        4. Section 4B of the Agreement is hereby modified by deleting "December 2, 2004" in the 6th line thereof and inserting "December 16, 2004" in lieu thereof.

        5. All references in the Agreement to "Closing" and "Closing Date" are hereby deemed to be references to "Closing of the applicable Project or Projects" and "Closing Date for the applicable Project or Projects".

        6. Section 8A of the Agreement is hereby deleted in its entirety and the following inserted in lieu thereof: "Each Closing shall be consummated through one or more Closing Escrows on the applicable Closing Date."

        7. Section 8B of the Agreement is hereby modified by deleting the first paragraph of said Section 8B in its entirety and inserting the following in lieu thereof: "At or prior to each Closing, Seller shall deliver to Purchaser or deposit into the Closing Escrow the following as to any Project that is the subject of such Closing, all in form and substance reasonably satisfactory to Purchaser:"

        8. Notwithstanding anything contained in Section 8B(vi) of the Agreement to the contrary, so long as the Initial Closing and the Final Closing occur on or before November 15, 2004, Purchaser hereby waives the requirement in said
Section 8B(vi) that all Tenant Letters be signed and dated no more than forty-five (45) days prior to the date of Closing and acknowledges and agrees that the dates of all Tenant Letters obtained by Seller prior to the date hereof are and will be acceptable. Purchaser acknowledges and agrees that those Tenant Letters delivered to Purchaser on or before the date hereof are in form and substance acceptable to Purchaser.

        9. Sections 8C and 8D of the Agreement are hereby modified by replacing the phrase "the Closing" in the first line of each such Section with the phrase "each Closing".

        10. Item 1(a) on Exhibit M to the Agreement is hereby deleted and the following inserted in lieu thereof: "Seller shall use commercially reasonable efforts to file prior to the Closing of the Pool B-1 Projects a petition for a tax division to separate the PIN from other property (provided that it shall in no event be a condition to closing that such tax division be completed prior to Closing)"

        11. Except as modified herein, each and every provision of the Agreement shall remain in full force and effect. To the extent that any other provisions of the Agreement which are not specifically modified by this First Amendment read as if there is only one Closing, such provisions shall be interpreted in a manner consistent with the intent of this First Amendment and the fact that there will be two Closings.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above stated.

SELLER:              PRIME GROUP REALTY, L.P., a Delaware limited partnership,
------               individually and in its capacity as the sole administrative member of the Owners

                     By:  PRIME GROUP REALTY TRUST, its Managing General Partner


                     By:    /s/ Jeffrey A. Patterson
                            --------------------------------------------
                     Name:  Jeffrey A. Patterson
                            --------------------------------------------
                     Title: President & Chief Executive Officer
                            --------------------------------------------


PURCHASER:           CENTERPOINT PROPERTIES TRUST, a Maryland real estate
---------            investment trust



                     By:    /s/ Paul T. Ahern
                        -----------------------------------------------
                     Name:   Paul T. Ahern
                          ---------------------------------------------
                     Title:    Chief Investment Officer
                           --------------------------------------------


                     By:    /s/ Michael A. Tortorici
                        -----------------------------------------------
                     Name:   Michael A. Tortorici
                          ---------------------------------------------
                     Title:     Vice President Controller
                           --------------------------------------------